SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 3, 2004

               (Date of earliest event reported: January 30, 2004)

                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-11568                  95-4228470
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

18881 Von Karman Avenue, Suite 250      Irvine, California         92612
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (949) 955-0078

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events

On January 30, 2004, DynTek closed the private placement of a $3,500,000 principal secured convertible three-year term note with the Laurus Master Fund, Ltd. ("Laurus Funds") in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Rule 506 of Regulation D promulgated under the Act. This note bears interest at the Prime Rate (which under no circumstances will be considered to fall below 4%) plus 1% (currently 5%), with interest payable monthly on a current basis commencing in March 2004 and level payments of principal commencing August 1, 2004. The note is convertible to DynTek common stock at the option of the investor. DynTek's monthly payments of principal and accrued interest under the note may be made by delivering common stock shares instead, if at the time such stock payment is delivered (i) there exists an effective registration statement covering the distribution of such shares by the investor and (ii) the market price for such shares is greater than 115% of $.90 per share, the price fixed for conversion to common stock of amounts outstanding under the note. Subject to the same restrictions on stock payments of monthly accrued interest and principal, the entire principal and accrued interest of the note may be prepaid in common stock. Any amounts of note principal paid in cash, including prepayments of the entire note principal, shall be subject to a 2% premium payment (which is increased to a 4% premium payment in the event that an effective registration statement covering the conversion shares is not in place). As part of the transaction, Laurus Funds also received a five-year warrant to purchase 425,000 shares of DynTek common stock, exercisable as follows: 125,000 shares at $1.1225 per share; 175,000 shares at $1.347 per share; and 125,000 shares at $1.5715 per share.

Distribution by Laurus Funds of all of the common stock shares subject to note conversion and issuable upon exercise of the warrant will be registered under the terms of a Registration Rights Agreement, which registration statement must be declared effective by the Securities and Exchange Commission no later than August 29, 2004.

Payment of all principal and interest under the note, as well as performance of the obligations of DynTek and its wholly-owned subsidiary, DynTek Services, Inc., under all of the ancillary agreements entered into by DynTek and DynTek Services in connection with the sale of the note and warrant, are secured by a perfected security interest in favor of Laurus Funds in all of the assets of both DynTek and DynTek Services.

DynTek paid a closing fee equal to $122,500 to the manager of Laurus Funds, agreed to make renewal payments to such affiliate equal to .5% of outstanding note principal on each anniversary of the closing and paid $29,500 as reimbursement for the investor's legal and due diligence expenses.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit 10.1 Securities Purchase Agreement, dated January 30, 2004, by and between DynTek, Inc. and an institutional investor with respect to the purchase of DynTek's $3,500,000 Secured Convertible Term Note of even date.

      Exhibit 10.2      $3,500,000 Secured  Convertible Term Note, dated January
                        30,  2004,   made  by  DynTek,   Inc.  in  favor  of  an
                        institutional investor.

      Exhibit 10.3 Common Stock Purchase Warrant, dated January 30, 2004, made by DynTek, Inc. in favor of an institutional investor for 425,000 shares of common stock.

      Exhibit 10.4      Registration  Rights Agreement,  dated January 30, 2004,
                        by  and  between  DynTek,   Inc.  and  an  institutional
                        investor.

      Exhibit 10.5 Security Agreement, dated January 30, 2004, by and between DynTek, Inc. and an institutional investor.

      Exhibit 10.6 Security Agreement, dated January 30, 2004, by and between DynTek Services, Inc. and an institutional investor.

      Exhibit 10.7      Guaranty,   dated  January  30,  2004,  made  by  DynTek
                        Services, Inc. in favor or an institutional investor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2004                       DYNTEK, INC.

                                              By: /s/ James Linesch
                                                  ------------------------------
                                                  Name:  James Linesch
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit Number                               Exhibit Name

       Exhibit 10.1 Securities Purchase Agreement, dated January 30, 2004, by and between DynTek, Inc. and an institutional investor with respect to the purchase of DynTek's $3,500,000 Secured Convertible Term Note of even date.

       Exhibit 10.2     $3,500,000 Secured  Convertible Term Note, dated January
                        30,  2004,   made  by  DynTek,   Inc.  in  favor  of  an
                        institutional investor.

       Exhibit 10.3 Common Stock Purchase Warrant, dated January 30, 2004, made by DynTek, Inc. in favor of an institutional investor for 425,000 shares of common stock.

       Exhibit 10.4     Registration  Rights Agreement,  dated January 30, 2004,
                        by  and  between  DynTek,   Inc.  and  an  institutional
                        investor.

       Exhibit 10.5 Security Agreement, dated January 30, 2004, by and between DynTek, Inc. and an institutional investor.

       Exhibit 10.6 Security Agreement, dated January 30, 2004, by and between DynTek Services, Inc. and an institutional investor.

       Exhibit 10.7     Guaranty,   dated  January  30,  2004,  made  by  DynTek
                        Services, Inc. in favor or an institutional investor.